Exhibit 10.2




                                                         Date: July 2, 2003


Douglas H. Yaeger (as Chairman of the Board, President and Chief Executive Officer of Laclede Gas Company), and Barry C. Cooper (as Chief Financial Officer of Laclede Gas Company), pursuant to resolutions adopted by the Board of Directors on August 28, 1986, as amended on March 27, 2003, which resolutions, among other things, granted to any two executive officers who hold one of the following offices: Chairman of the Board; President; Executive Vice President; Senior Vice President; Chief Financial Officer; Treasurer; or Corporate Secretary of The Laclede Group, Inc. or Laclede Gas Company the authority to amend any or all of the benefit plans and/or related trust agreements of the Company (collectively the "Plans") to the extent such amendments deal with changes necessary or appropriate: (1) to comply with, or obtain the benefit of, applicable laws and/or regulations, as amended from time to time; (2) to reflect minor or routine administrative factors; (3) to clarify the meaning of any of the provisions of the Plans; and/or (4) to evidence changes in then existing Plans to reflect the interrelationship thereof with newly adopted Plans or amendments to Plans, which newly adopted Plans or amendments affect the terms of such other then existing Plans; do hereby amend the Employees' Retirement Plan of Laclede Gas Company as set forth in the attached exhibit, such amendment to be effectuated and evidenced by our signatures on said exhibit.

                AMENDMENTS TO THE EMPLOYEES' RETIREMENT PLAN
                           OF LACLEDE GAS COMPANY


1. Effective October 1, 1997, the second paragraph of Section 1.1.8 is hereby amended in its entirety to read as follows:

         "Notwithstanding the preceding paragraph of this Section 1.1.8, the term "Employee" shall exclude "leased employees" for all purposes except the determination of Year of Service, as defined in Section
         1.1.22. For purposes of this Plan, a leased employee means any individual other than a common law employee, who, pursuant to an agreement between the Company or a Related Company and any other person, has performed services for the Company or a Related Company on a substantially full-time basis for a period of at least one (1) year and such services are performed under the primary direction or control of the Company or a Related Company. An individual who becomes a leased employee (determined without regard to the one (1) year service requirement) shall be deemed to be an employee for the purpose of eligibility to participate and vesting at the time the individual first begins performing services for the Company or a Related Company. An individual covered by a money purchase pension plan providing a non-integrated employer contribution of at least ten percent (10%) of compensation, immediate participation and full and immediate vesting, as defined in Code Section 414(n)(5) shall not be treated as a leased employee, provided that leased employees (determined without regard to this sentence) do not constitute more than twenty percent (20%) of the recipient's non-highly compensated workforce. In no event shall a leased employee be eligible for a pension benefit under this Plan."

2. Effective October 1, 2000, the first paragraph of Section 1.1.10 is hereby amended in its entirety to read as follows:

         "Normal Compensation" for any Employee during any period means the wages, salary or commissions actually received by him for working time during such period plus any salary reduction amounts under the Laclede Gas Company Salary Deferral Savings Plan, the Laclede Gas Company Wage Deferral Savings Plan, as the same may be hereafter amended, supplemented or replaced, and Code Section 125 or Code
         Section 132(f)(4), but exclusive of any profit sharing distributions or any other special payments. "Normal Compensation" shall include:"

3. Effective October 1, 1998, Section 3.10 is hereby amended in its entirety to read as follows:

         "For any Plan Year, the total annual amount of an Employee's pension derived from Company contributions under this Plan and under all other defined benefit plans of the Company and/or of any Related Company, as modified by Code Section 415(b) (50% control test) shall not exceed the amount permitted under Code Section 415, increased as permitted under Code Section 415(d). The provisions of Code Section 415 are hereby incorporated by reference. The reduced limitation for early retirement benefits shall be determined in accordance with applicable regulations using the actuarial assumptions prescribed by the Plan for completing optional forms of payment except as required by Code Section 415(b)(2)(E).

         Effective for limitation years ending before October 1, 2000, if an Employee also is participating in one or more defined contribution plans of the Company and/or of any Related Company, the annual additions (as defined in Code Section 415(c)(2)) to such defined contribution plans shall be limited (or reduced, if applicable) so that a "combined benefit factor" in excess of 1.0 shall not result, pursuant to Code Section 415(e). The repeal of Code Section 415(e) is effective as of October 1, 2000, and shall only apply to an employee whose accrued pension increases on or after October 1, 2000.

         Effective on or after October 1, 2000, reduction of benefits or contributions to all plans, where required to comply with Code
         Section 415, shall be accomplished by reducing the Employee's benefit under any defined benefit plans maintained by the Company or a Related Company in which he participated, such reduction to be made first with respect to the plan in which he most recently accrued benefits and thereafter in such priority as shall be determined by the Plan administrator and the administrators of such other plans.

         For purposes of determining the limitations of Code Section 415 with respect to the Employee's average compensation, effective October 1, 1998, compensation means wages paid by the Company within the meaning of Code Section 3401(a) (for purposes of income tax withholding at the source) but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exceptions for agricultural labor and the exceptions for services performed outside the United States), plus the amount of salary reduction as a result of an election pursuant to a plan or plans governed by Code Sections 125, 401(k), or 403(b) (inclusively) and, effective October 1, 2001, Code Section 132(f)(4)."

4. Effective October 1, 1997, the second paragraph following paragraph D. of Section 1.1.10. is hereby amended in its entirety to read as follows:

         "For purposes of applying the annual compensation limit, the family unit of an Employee, who is either a five percent (5%) owner or who is both a highly compensated Employee and one of the ten most highly compensated Employees during the year, will be treated as a single Employee. For this purpose, a family unit is the Employee who is a five percent (5%) owner or is both a highly compensated Employee and one of the ten most highly compensated Employees, the Employee's spouse and the Employee's lineal descendants who have not attained age nineteen (19) before the close of the year. The limit as described in the preceding two sentences shall expire on September 30, 1997."

5. Effective October 1, 1997, Section 15.5 is hereby amended in its entirety to read as follows:

         "Notwithstanding anything to the contrary in this Plan, minimum required distributions, as required by and in accordance with Code
         Section 401(a)(9) and the regulations thereunder then in effect, shall begin not later than April 1st of the calendar year following the later of (i) the calendar year in which the employee attained age seventy and one-half (70 1/2), and
         (ii) if the Participant is not a five percent (5%) owner as defined in Code Section416(i), the Calendar Year in which the Participant retires. Benefits that commence after the April 1st following the Participant's attainment of age seventy and one-half (70 1/2) will be increased actuarially as provided herein. For distributions commencing prior to 2003, the first such distribution shall be for the calendar year in which the employee attained age seventy and one-half (70 1/2) (hereinafter referred to as the "First Benefit Year"). Subsequent minimum required distributions shall be for the calendar year then ending or for the then current calendar year, if made prior to December 31st (the "Subsequent Benefit Year"). Employees who are not five percent (5%) owners and who attain age seventy and one-half (70 1/2) on and after January 1, 2000 and before January 1, 2003, may elect to receive or defer the minimum distributions determined in accordance with Code Section 401(a)(9) for distribution years 2000 through 2002.

         With respect to distributions under the Plan made on or after November 1, 2001, for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 17, 2001 (the 2001 Proposed Regulations), notwithstanding any provision of the Plan to the contrary. If the total amount of required minimum distributions made to a Participant for 2001 prior to November 1, 2001 are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such Participant for 2001 on or after such date. If the total amount of required minimum distributions made to a Participant for 2001 prior to November 1, 2001 are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

         Retirement benefits will be increased actuarially to take into account any period after age seventy and a half (70 1/2) in which the Participant does not receive any benefits under the Plan. Any such actuarial increase shall be provided for the period beginning on the April 1st following the calendar year in which the Participant attains age seventy and a half (70 1/2) and ending on the date retirement benefits commence (the "gross-up period").

         The amount of actuarial increase for the gross-up period shall be the Actuarial Equivalent of the Participant's retirement benefits that would have been payable during the gross-up period if distributions had commenced at the beginning of the gross-up period, including the Actuarial Equivalent of additional benefits accrued during the gross-up period (reduced by the Actuarial Equivalent of distributions, if any, made during the gross-up period).

         The amount of a minimum required distribution for the First Benefit Year or any Subsequent Benefit Year shall be calculated by dividing the amount determined under subsection A below, by the applicable life expectancy:

         A. The lump-sum Actuarial Equivalent of the Employee's Accrued Benefit as of December 31st immediately prior to:

                  (1) the First Benefit Year for the first minimum required distribution, or

                  (2) each Subsequent Benefit Year, in the case of all subsequent distributions;

                  reduced, but not below zero, by the amount of all prior payments of previous minimum required distributions, plus interest computed as described in subclause (ii) of this subsection A. For purposes of this subsection A:

                  (i) the definition of Actuarial Equivalent is modified by using the first day of the First Benefit Year or Subsequent Benefit Year, as applicable, as the "determination date" for the determination of the mortality and interest discount factors; and

                  (ii) the interest referred to above shall be the interest accrued on any previous minimum required distribution

                           (a) beginning on the date following the day such minimum required distribution was actually paid and ending on the payment date for the subsequent minimum required distribution being calculated, and

                           (b)      at the Pension Benefit Guaranty
                                    Corporation's rate for valuing
                                    private-sector immediate annuities as in effect for each month during which such interest accrues.

         Payment of benefits may not extend over a period longer than the lifetime of the Employee and his Designated Dependent (or in the case of a term certain, over a period longer than the joint life expectancy of the Employee and his Designated Dependent without recalculating life expectancies).

         If the Employee dies before attaining age seventy and one-half
         (70 1/2) or after attaining age seventy and one-half (70 1/2) but before the minimum required distributions have begun, distributions must commence no later than December 31st of the year following the calendar year of the Employee's death. However, if the Designated Dependent is the surviving spouse of the Employee, payments of such interest payable over a period not to exceed the life expectancy of the Spouse need not commence before the date on which the Employee would have attained seventy and one-half (70 1/2) years of age; provided that if the surviving spouse dies before distribution to such spouse begins, this sentence shall be applied as if the surviving spouse were the Employee. If the Employee dies after the minimum required distributions have begun, the remainder of the Employee's

         Accrued Benefit will be distributed at least as rapidly as under the distribution method used before the Employee's death.

         Distributions in accordance with this Section 15.5 will comply with the minimum distribution requirements, including the minimum distribution incidental benefit requirements, of Code Section 401(a)(9) and regulations thereunder then in effect, and Code
         Section 401(a)(9) is hereby incorporated by reference. If any provision of this Plan conflicts with these distribution requirements, then Code Section 401(a)(9) distribution requirements will apply."

6. Effective October 1, 2000, Section 1.1.15. is hereby amended in its entirety to read as follows:

         "The "Actuarial Equivalent" of any benefit or allowance shall be determined on the basis of the mortality table and interest discount factor determined as follows:

                  A. With respect only to Contract Employees, for the purpose of determining lump sum values prior to October 1, 2000 with respect to Option 4 in
                           Section 4.1 and the Death Benefit in Section 5.4:

                           (1)      The mortality table and interest
                                    discount factor are to be determined
                                    using a "determination date" which is
                                    the first (1st) day of the month on
                                    which benefit payments begin.

                           (2) Mortality Table - The Pension Benefit Guaranty Corporation Mortality Tables for Healthy Male and Female Participants as in effect on the appropriate determination date. Resultant actuarial equivalence factors will be sex-blended eighty-five percent (85%) male and fifteen percent (15%) female.

                           (3) Interest Discount Factor - The Pension Benefit Guaranty Corporation rate for valuing private-sector immediate annuities as in effect on the determination date.

                  B. Beginning on October 1, 2000, Contract Employee who elects a lump sum distribution shall receive a lump sum distribution equal to the larger of the amounts determined under (i) or
                           (ii) below:

                           (1)      The actuarial equivalent using:

                                    (i)     The Pension Benefit Guaranty
                                            Corporation Mortality Tables
                                            for Healthy Male and Female
                                            Participants as in effect on
                                            August 1, 1994 with resultant
                                            actuarial equivalence factors
                                            sex-blended 85% male and 15%
                                            female.

                                    (ii)    The Interest Discount Factor
                                            of the Pension Benefit Guaranty
                                            Corporation rate for valuing
                                            private-sector immediate
                                            annuities as in effect on the
                                            determination date. The Interest
                                            Discount Factor is to be
                                            determined using a "determination
                                            date" which is the first (1st)
                                            day of the month on which benefit
                                            payments begin. In the event
                                            that the Pension Benefit Guaranty
                                            Corporation ceases to publish
                                            the rate for valuing private-
                                            sector immediate annuities, the
                                            Interest Discount Factor is the
                                            thirty (30) year Treasury Constant
                                            Maturities or Treasury Securities
                                            rate published by the Federal
                                            Reserve or the Internal Revenue
                                            Service for the second (2nd) month
                                            prior to the determination date,
                                            minus one and three-quarters
                                            percent (1.75%).

                           (2)      The actuarial equivalent using:

                                    (i)     The mortality table as specified
                                            in Code Section 417(e)(3)(A)(ii)
                                            with resultant actuarial
                                            equivalence factors sex-blended
                                            50% male and 50% female.

                                    (ii)    The interest discount factor of
                                            the average yield on thirty (30)
                                            year Treasury Constant
                                            Maturities or Treasury
                                            Securities rate published by the
                                            Federal Reserve or the Internal
                                            Revenue Service for the second
                                            (2nd) calendar month prior to
                                            the determination date which is
                                            the first (1st) day of the month
                                            on which benefit payments begin.
                                            The interest discount factor may
                                            change monthly.

                  C. With respect only to Contract Employees, for all other purposes:

                           (1)      The mortality table and interest
                                    discount factor to be used commencing
                                    July 1, 1984 and through December 31,
                                    1984 is to be determined using a
                                    "determination date" of April 1, 1984.
                                    The mortality table and interest
                                    discount factor used for any calendar
                                    year after 1984 is to be determined
                                    using a "determination date" as of
                                    October 1 immediately preceding that
                                    calendar year, except that, for the
                                    purpose of paragraph 6.3A(4), the
                                    "determination date" is the first day of the month on which benefit payments begin.

                           (2) Mortality Table - The Pension Benefit Guaranty Corporation Mortality Tables for Healthy Male and Female Participants as in effect on the appropriate determination date will apply to retirement other than Disability Retirement, Article VII. For Disability Retirement, the Pension Benefit Guaranty Corporation Mortality Tables for
                                    Disabled Male and Female Participants in effect on the appropriate determination date will apply. Resultant actuarial equivalence factors will be sex-blended 85% male and 15% female for other than Disability Retirement, and 97% male, 3% female for Disability Retirement.

                           (3) Interest Discount Factor - The Pension Benefit Guaranty Corporation rate for valuing private-sector immediate annuities as in effect on the determination date.

                  D.       For Management Employees only:

                           (1)      The mortality table and interest
                                    discount factor to be used commencing
                                    July 1, 1984 and through December 31,
                                    1984 is to be determined using a
                                    "determination date" of April 1, 1984.
                                    The mortality table and interest
                                    discount factor to be used commencing
                                    January 1, 1985 and through March 31,
                                    1985 is to be determined using a
                                    "determination date" of October 1, 1984.
                                    The mortality table and interest
                                    discount factor to be used commencing
                                    April 1, 1985 is to be determined using
                                    a "determination date" which is the
                                    first (1st) day of the month preceding
                                    the month in which the Employee's actual retirement date occurs. The mortality table and interest discount factor to be used commencing October 1, 1985 are to be determined using a "determination date" which is the first (1st) day of the month on which benefit payments begin for lump sum payments (the date of distribution).

                           (2)      Mortality Table - With respect to
                                    determination dates from and after July
                                    1, 1990, the 1983 Group Annuity
                                    Mortality Table. Resultant actuarial
                                    equivalence factors will be sex-blended
                                    80% male and 20% female.

                           (3) Interest Discount Factor - The Pension Benefit Guaranty Corporation rate for valuing private-sector immediate annuities as in effect on the determination date.

                           (4) Notwithstanding the preceding, for lump sum distributions on or after October 1, 2000, the Participant shall be entitled to the greater of the amount determined using the mortality and interest discount factors specified above or the amounts determined using the following factors:

                                    (i)     The mortality table as specified
                                            in Code Section
                                            417(e)(3)(A)(ii)(I) with
                                            resultant actuarial equivalence
                                            factors sex-blended fifty
                                            percent (50%) male and fifty
                                            percent (50%) female.

                                    (ii)    The interest discount factor as
                                            specified in Code Section
                                            417(e)(3)(A)(ii)(II) of the
                                            average yield on thirty (30)
                                            year Treasury Constant
                                            Maturities or Treasury
                                            Securities rate published by the
                                            Federal Reserve or
                                            the Internal Revenue Service in
                                            effect on the determination date.

                           For actual retirement dates occurring on or after July 1, 1990, the benefit payable with respect to a Management Employee shall not be less than the amount which would have been payable if his Accrued Benefit at actual retirement date equalled his Accrued Benefit at June 30, 1990, and if the mortality table were determined in accordance with the Plan provisions in effect on June 30, 1990.

7. Effective December 12, 1994, a new Section 2.9 is hereby added to read as follows:

         "SECTION 2.9 - IMPUTED MILITARY SERVICE
         ---------------------------------------
                  Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u)."

8. Effective October 1, 2000, Section 1.1.38. is hereby amended in its entirety to read as follows:

         ""Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Employee, surviving spouse, or QDRO Payee. However, an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, as applicable; any minimum distribution required under Code Section 401(a)(9); any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and similar items designated by the Commissioner of the Internal Revenue Service."

9. Effective October 1, 1997, Section 14.7 is hereby amended in its entirety to read as follows:

         "Notwithstanding any provisions in this Plan to the contrary, the payment of benefits to or on behalf of a "Restricted Employee" in any year shall not exceed an amount equal to the payments that would be made to or on behalf of the Restricted Employee in that year under a single life annuity that is the Actuarial Equivalent of the accrued benefit, as defined in Treas. Reg. Section 1.401(a)(4)-5(b), and other benefits to which the Restricted Employee is entitled under the Plan (other than a Social Security Supplement), and a Social Security Supplement, if any, that the Restricted Employee is entitled to receive.

         A. Non-applicability in certain cases: the restrictions in the immediately preceding paragraph do not apply if any one of the following requirements is satisfied:

                  (1) After taking into account payment to or on behalf of the Restricted Employee of all benefits payable to or on behalf of that Restricted Employee under the Plan, the value of Plan assets is at least one hundred ten percent (110%) of the value of current liabilities, as defined in Code Section 412(l)(7);

                  (2) The value of the benefits payable to or on behalf of the Restricted Employee are less than one percent (1%) of the value of such current liabilities before distribution; and

                  (3) The value of the benefits payable to or on behalf of the Restricted Employee do not exceed the amount described in Code Section 411(a)(11)(A) (restrictions on certain mandatory distributions).

                  Restricted Employee, for purposes of this section, means any HCE who is one of the twenty-five nonexcludable (for purposes of Code Sections 410(b) and 401(a)(4))
                  Employees or former Employees of the Company and the Related Companies with the largest amount of compensation in the current or any prior year.

                  HCE means Highly Compensated active Employees and Highly Compensated former Employees.

                  A Highly Compensated active Employee includes any Employee who performs services for the Company or Related Company during the determination year and who, during the look-back year, received compensation from the Company or Related Company in excess of eighty thousand dollars ($80,000), as adjusted by the Secretary for increases in the cost of living in accordance with Code Section 414(q)(1), and any Employee who is a five percent (5%) owner (as defined in Code Section 416(i)) at any time during the look-back year or determination year. For this purpose the determination year shall be the Plan Year and the look-back year shall be the immediately preceding year.

                  A Highly Compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Company or Related Company during the determination year, and was a Highly Compensated active Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

                  The determination of who is a Highly Compensated Employee will be made in accordance with Code Section 414(q) and the regulations thereunder."

10. Effective October 1, 2002, Section 1.1.2.B is hereby amended in its entirety to read as follows:

         "B. "Related Company" means any corporation or other business entity that from time to time is, along with the Company, a member of a controlled group of businesses, as defined in Code Sections 414(b) and 414(c), or a member of an affiliated service group, as defined in Code Section 414(m). A business entity is a Related Company only while a member of such group."

11.      Effective October 1, 2002, the first paragraph following paragraph
         D. of Section 1.1.10. is hereby amended in its entirety to read as follows:

         "Normal Compensation excludes any overtime pay or bonuses for Employees covered by a collective bargaining agreement and any amounts realized by Employees on the award, vesting, or exercise of stock options or restricted stock. Any form of compensation not specifically mentioned herein shall be included or excluded in the computation of Normal Compensation in accordance with the rules and regulations adopted from time to time by the Retirement Board. Effective October 1, 1994, Normal Compensation is limited to $150,000 per Plan Year, which amount is subject to annual adjustment by the U.S. Treasury Department in accordance with Code
         Section 401(a)(17)."

12. Effective October 1, 2002, the first paragraph of Section 1.1.15. is hereby amended in its entirety to read as follows:

         "The "Actuarial Equivalent" of any benefit or allowance shall be determined on the basis of the mortality table and interest discount factor determined in the following subsections. In the event the mortality table and/or interest discount factor change, a Participant's accrued benefit on or after the effective date of such change shall be the greater of the Actuarial Equivalent of the accrued benefit determined as of the day before the effective date of such change in such factors based on the Participant's age as of the date of the determination, or the Actuarial Equivalent of the total accrued benefit as of the date of determination computed using the new factors, except as otherwise permitted by applicable law and regulations."



                                            DOUGLAS H. YAEGER
                                            ------------------------------
                                            Title: Chairman, President and
                                                   Chief Executive Officer



                                            BARRY C. COOPER
                                            ------------------------------
                                            Title: Chief Financial Officer